UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) Of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the Appropriate Box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                           IMMTECH INTERNATIONAL, INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies: N/A

(2)   Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)   Proposed maximum aggregate value of transaction: N/A

(5)   Total fee paid: N/A

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)   Amount Previously Paid: N/A

(2)   Form, Schedule or Registration Statement No.: N/A

(3)   Filing Party: N/A

(4)   Date Filed: N/A

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061



Dear Fellow Stockholder:

            You are cordially invited to attend the 2003 annual meeting of stockholders of Immtech International, Inc. on January 7, 2004, at 4:00 p.m. New York City time at the American Stock Exchange, 86 Trinity Place, New York, NY 10006. A notice of the annual meeting, proxy statement and proxy card are enclosed with this letter.

            We encourage you to read the notice of annual meeting and proxy statement so that you may be informed about the business to come before the meeting. We hope that you will find it convenient to attend the annual meeting in person.

            In order that your Immtech common stock may be represented at the annual meeting and to insure the presence of a quorum, please vote by telephone, Internet or by completing and mailing the enclosed proxy card in the return envelope provided. If you do attend the annual meeting, you may withdraw your proxy should you wish to vote in person.

            Also enclosed with this proxy statement is a copy of our annual report to stockholders. Additional copies may be obtained by writing to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, Attention: Mr. Gary C. Parks.

            On behalf of the board of directors, I would like to express Immtech's appreciation for your continued support.


                                     Sincerely,


                                     /s/ T. Stephen Thompson
                                     -------------------------------------
                                     T. Stephen Thompson
                                     President and Chief Executive Officer

December 12, 2003

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061
================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held January 7, 2004
================================================================================

To the Stockholders of Immtech International, Inc.:

            The board of directors cordially invites you to attend our annual meeting of stockholders on January 7, 2004 at 4:00 p.m. New York City time, at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, for the following purposes:

o Election of Directors - to elect seven directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

o Proposal No. 1 - to approve up to a two-for-one stock split of the Company's common stock;

o Proposal No. 2 - to approve amendments to and a restatement of the Company's certificate of incorporation substantially in the form attached as Appendix "A" to the proxy statement, to effect the following,

      a. increase the authorized common stock of the Company from 30 million to 100 million shares,

      b. generally update the current certificate of incorporation, as amended, to reflect current Delaware law,

      c. to incorporate into one document previously filed amendments to the certificate of incorporation, and

      d. to file with the Delaware Secretary of State an amended and restated certificate of incorporation reflecting all of the above;

o Proposal No. 3 - to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2004; and

o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

            Only stockholders of record at the close of business on December 5, 2003 will be entitled to notice of the annual meeting and to vote on any matters which come before the meeting or any adjournment or postponement thereof. Whether or not you plan to attend the annual meeting, your stock should be represented. To insure that your vote is counted you are urged to complete, sign and mail promptly the enclosed proxy card in the accompanying envelope on which no postage is required if mailed in the United States. Alternatively, you may vote your shares via telephone or the Internet as described on the enclosed proxy card. Proxies forwarded by or for brokers or fiduciaries should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication. Voting by proxy card, telephone or Internet will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. Your proxy is revocable at any time prior to its use.

                                     By order of the Board of Directors,


                                     /s/ Gary C. Parks
                                     --------------------------------------
                                     Gary C. Parks
                                     Secretary, Immtech International, Inc.
December 12, 2003
Vernon Hills, Illinois

                           IMMTECH INTERNATIONAL, INC.

================================================================================

                                 PROXY STATEMENT

================================================================================

                       Annual Meeting of the Stockholders
                           To be held January 7, 2004

            The board of directors of Immtech International, Inc., a Delaware corporation ("Immtech," "we," "us," "our" or the "Company"), hereby solicits your proxy for use at the 2003 annual meeting of stockholders to be held on January 7, 2004, at 4:00 p.m. New York City time at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. This proxy statement, notice and proxy card are first being mailed to stockholders of record as of December 5, 2003 on or about December 12, 2003.

            If you complete your proxy by Internet, telephone or mail you appoint Gary C. Parks as your representative at the annual meeting. Mr. Parks will vote your shares as you instruct. If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. Parks will vote your shares in favor of the slate of directors nominated by the board and "for" the proposals set forth on the proxy card. This way your shares will be voted whether or not you attend. We recommend you vote by proxy in advance of the annual meeting even if you plan to attend just in case your plans change and you are then unable to attend.

            The board does not know of any matters to be presented at the annual meeting other than those listed on the Notice and described in this proxy statement. If a matter comes up for vote that is not covered by your proxy, Mr. Parks will vote your shares in accordance with his judgment if you have competed your proxy card and authorized him to do so.

            The board encourages you to attend the annual meeting in person. No matter what method you used to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving notice of revocation to the Secretary of Immtech, (ii) submitting a signed proxy bearing a date later than the date of the prior proxy or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not, in itself, constitute revocation of a proxy. Our principal executive offices are located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061 and our telephone number is (847) 573-0033, or toll free, (877) 898-8038.

                             PURPOSE OF THE MEETING

            At our annual meeting the stockholders will be asked to consider and vote upon the following matters:

o Election of Directors - to elect seven directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

o Proposal No. 1 - to approve up to a two-for-one stock split of the Company's common stock;

o Proposal No. 2 - to approve amendments to and a restatement of the company's certificate of incorporation substantially in the form attached as Appendix "A" to the proxy statement, to effect the following,

      a. increase the authorized common stock of the Company from 30 million to 100 million shares,

      b. generally update the current certificate of incorporation, as amended, to reflect current Delaware law,

      c. to incorporate into one document previously filed amendments to the certificate of incorporation, and

      d. to file an amended and restated certificate of incorporation with the Delaware Secretary of State reflecting all of the above;

o Proposal No. 3 - to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2004; and

o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.


                                  VOTING RIGHTS

            The board has fixed the close of business on December 5, 2003, as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of our common stock, $0.01 par value, series A convertible preferred stock, $0.01 par value, series B convertible preferred stock, $0.01 par value, and series C convertible preferred stock, $0.01 par value at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the meeting. At the close of business on the record date, there were 9,625,350 shares of common stock, 80,800 shares of series A stock, 19,925 shares of series B stock, and 98,472 shares of series C stock, outstanding. As of the record date, each share of series A stock was convertible into 5.6561 shares of common stock, each share of series B stock was convertible into 6.25 shares of common stock and each share of series C stock was convertible into 5.6561 shares of common stock. Each share of common stock is entitled to one vote, each share of series A stock, series B stock and series C stock is entitled to the number of votes equal to the number of shares of common stock into which such stock is convertible on the record date.

            The series A stock conversion rate is determined by dividing the series A stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series A Convertible Preferred Stock. Under this formula, each share of series A stock is entitled to 5.6561 votes for a total number of votes of 457,013 for the series A stock. Holders of series A stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series A stock held by 5.6561, rounded to the nearest whole number.

            The series B stock conversion rate is determined by dividing the series B stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.00 conversion rate set forth in the Company's Certificate of Designation of Series B Convertible Preferred Stock. Under this formula, each share of series B stock is entitled to 6.25 votes for a total number of votes of 124,531 for the series B stock. Holders of series B stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series B stock held by 6.25, rounded to the nearest whole number.

            The series C stock conversion rate is determined by dividing the series C stock stated value ($25.00) plus accrued but unpaid dividends ($0) as of the record date by the $4.42 conversion rate set forth in the Company's Certificate of Designation of Series C Convertible Preferred Stock. Under this formula, each share of series C stock is entitled to 5.6561 votes for a total number of votes of 556,962 for the series C stock. Holders of series C stock are entitled to the number of votes determined by multiplying the aggregate number of shares of series C stock held by 5.6561, rounded to the nearest whole number.

            A total of 10,763,856 votes representing common stock, series A stock, series B stock and series C stock are entitled to vote at the annual meeting. The presence of holders of a majority of the outstanding shares of common stock, series A stock, series B stock and series C stock entitled to vote, voting as a single class, represented in person or by proxy, constitute a quorum for the transaction of business at the annual meeting.

            Assuming the presence of a quorum at the annual meeting, (i) those director nominees receiving the most votes (a "plurality") will be elected and
(ii) the affirmative vote of the holders of at least a majority of the shares of common stock, series A stock, series B stock and series C stock (each of the series A stock, series B stock and series C stock voting on an as-if-converted basis determined as set forth above) voting as a single class represented at the meeting is required to (a) approve Proposal No. 1, to authorize up to a two-for-one stock split, (b) approve Proposal No. 2, the amendment to and restatement of the Company's certificate of incorporation substantially in the form attached as Appendix "A" hereto, (c) approve Proposal No. 3, the ratification of the selection of Deloitte & Touche LLP as our independent auditors, and (d) approve any other matters that may properly come before the annual meeting.

            All properly completed proxy that are received by us, and not revoked prior to the voting, will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If you sign your proxy but fail to direct how to vote your shares, then your shares will be voted in favor of the slate of directors proposed by the board listed herein, in favor of the up to two-for-one stock split, in favor of the amendment to and restatement of the Company's certificate of incorporation substantially in the form attached as Appendix "A" hereto, and any other matters properly brought before the annual meeting will be voted in accordance with the judgment of your proxy representative, Mr. Gary C. Parks. If you mark the appropriate box on the attached proxy card to abstain from voting, then your shares will be counted for purposes of obtaining a quorum but will not be voted in favor of any matter; abstentions therefor have the effect of a vote against any proposal other than the election of directors.

            The term "broker non-votes" refers to shares held by a broker in street name that are present by proxy but are not voted pursuant to the rules prohibiting brokers from voting on non-routine matters without instruction from the beneficial owner of the shares. If a broker returns a "non-vote" proxy, then the shares represented by such proxy will be counted for the purpose of determining the presence of a quorum only. Brokers who do not receive a stockholder's instructions are entitled to vote such stockholder's shares for the election of directors and for Proposal No. 3, ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2004. Broker "non-votes" will have no effect on the outcome of the election of directors because the seven directors receiving the most "for" votes will be elected or (ii) in the outcome of Proposal 1, Proposal 2 or any other matter properly brought before the annual meeting or any adjournment thereof.

               Voting Electronically via the Internet or Telephone

            Stockholders with shares registered directly with Computershare Investor Services, LLC ("Computershare"), Immtech's transfer agent, may vote by mailing in the proxy, on the Internet at the following address on the World Wide
Web: http://www.computershare.com/us/proxy, or by telephone by dialing 888 726-8023 (toll free from the U.S. and Canada). Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card. Votes submitted via the Internet or telephone by a registered stockholder must be received by 1:00 a.m. (Central Standard Time) on January 7, 2004.

            A number of brokerage firms and banks are participating in a program for shares held in "street name" that offer Internet or telephone voting options. This program is different from the program provided by Computershare for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the street name program, you may have already been offered the opportunity to elect to vote using the Internet or telephone. Votes submitted via the Internet or telephone through the street name program must be returned as instructed by the brokerage firm or bank. The giving of such a proxy will not affect your right to vote in person should you decide to attend the annual meeting.

            These alternative Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that stockholders' votes have been recorded properly. Stockholders voting via either of these voting procedures should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders. Also, please be aware that Immtech is not involved in the operation of either of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

                              ELECTION OF DIRECTORS

            Your vote is requested in favor of seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. The board, pursuant to the recommendation of the Company's Nominating Committee, has selected the following seven persons as nominees: T. Stephen Thompson, Cecilia Chan, Harvey R. Colten, M.D., Judy Lau, Levi H.K. Lee, M.D., Eric L. Sorkin and Frederick W. Wackerle. If you sign and return your proxy (whether by Internet, telephone or mail), your shares shall be voted for the director slate nominated by the board except to the extent that you list the name or names of those nominees for whom you withhold authority.

            Each of the nominees has indicated a willingness to serve. Should any nominee become unavailable prior to the annual meeting, your proxy representative will vote your shares for the person or persons recommended by the board.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE BOARD'S NOMINEES FOR DIRECTOR.

Security Ownership of Certain Beneficial Owners, Directors and Management

            The following table sets forth, as of December 9, 2003, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of the outstanding common stock, (ii) each director, (iii) each of our executive officers whose total annual salary and bonus compensation exceeded $100,000 for the fiscal year ended March 31, 2003 and (iv) all executive officers and directors as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power.

                                         Number of Shares       Percentage of
                                          of Common Stock     Outstanding Shares
           Name and Address             Beneficially Owned     of Common Stock
------------------------------------    ------------------    ------------------
T. Stephen Thompson (1)                   421,949 shares            4.32%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

Cecilia Chan (2)                          288,572 shares            2.92%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

                                         Number of Shares       Percentage of
                                          of Common Stock     Outstanding Shares
           Name and Address             Beneficially Owned     of Common Stock
------------------------------------    ------------------    ------------------
Gary C. Parks (3)                          58,473 shares            0.61%
c/o Immtech International, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL  60061

Harvey Colten, M.D. (4)                    28,478 shares            0.30%
c/o Office of the Dean Columbia
University
College of Physicians and Surgeons
630 West 168th Street
New York, NY  10032

Judy Lau (5)                               2,500 shares             0.03%
Unit 2905, Shui On Centre
6-8 Harbour Road
Wanchai, Hong Kong

Levi H.K. Lee, M.D.(6)                    200,502 shares            2.07%
1405 Lane Crawford House
70 Queens Road Central, Hong Kong

Eric L. Sorkin (7)                        301,931 shares            3.05%
c/o Immtech International, Inc.
One North End Ave.
New York, NY  10282

Frederick W. Wackerle(8)                   65,481 shares            0.68%
3750 N. Lake Shore Drive
Chicago IL  60613

All executive officers and               1,367,886 shares           13.05%
directors as a group (8 persons)

Chan Kon Fung                            1,246,600 shares           12.95%
Flat B, 16th Floor
132 Broadway
Mei Foo Sun Chuen
Kowloon, Hong Kong

(1) Includes (i) 284,047 shares of common stock; (ii) 45,249 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 12,500 shares of common stock issuable upon the conversion of series B preferred stock;
(iv) 25,000 shares of common stock issuable upon the exercise of warrants as follows: warrant to purchase 20,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted and vested), and warrant to purchase 5,000 shares of common stock at $6.125 per share by September 25, 2007; and (v) 55,153 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 8,872 shares of common stock at $0.46 per share by March 21, 2006, vested option to purchase 14,195 shares of common stock at $1.74 per share by April 16, 2008, the vested portion of 27,086 shares of an option to purchase 75,000 shares of common stock at $2.55 per share by December 24, 2012, and the vested portion of 5,000 shares of an option to purchase 40,000 shares of common stock at $21.66 per share by November 5, 2013.

(2) Includes (i) 34,297 shares of common stock; (ii) 5,781 shares of common stock issuable upon the conversion of series B preferred stock; (iii) 227,312 shares of common stock issuable upon the exercise of warrants as follows: vested warrant to purchase 51,923 shares of common stock at $6.47 per share by July 24, 2004, vested warrant to purchase 173,077 shares of common stock at $6.47 per share by October 12, 2004, and vested warrant to purchase 2,312 shares of common stock at $6.125 per share by September 25, 2007; and (iv) 21,182 shares of common stock issuable upon the exercise of options as follows: the vested portion of 18,057 shares of an option to purchase 50,000 shares of common stock at $2.55 per share by December 24, 2012, and the vested portion of 3,125 shares of an option to purchase 25,000 shares of common stock at $21.66 per share by November 5, 2013.

(3) Includes (i) 21,778 shares of common stock; (ii) 2,262 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 1,000 shares of common stock issuable upon the exercise of warrants as follows: warrant to purchase 1,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 33,433 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 14,195 shares of common stock at $1.74 per share by April 16, 2008, the vested portion of 8,334 shares of an option to purchase 10,000 shares of common stock at $10.00 per share by July 19, 2011, the vested portion of 9,029 shares of an option to purchase 25,000 shares of common stock at $2.55 per share by December 24, 2012, and the vested portion of 1,875 shares of an option to purchase 15,000 shares of common stock at $21.66 per share by November 5, 2013.

(4) Includes (i) 1,088 shares of common stock; and (ii) 27,390 shares of common stock issuable upon the exercise of options as follows: vested option to purchase 20,000 shares of common stock at $10.50 per shares by December 28, 2005, the vested portion of 4,862 shares of an option to purchase 7,000 shares of common stock at $4.75 per share by December 18, 2006, and the vested portion of 2,528 shares of an option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007.

(5) Includes the vested portion of 2,500 shares of an option to purchase 20,000 shares of common stock at $21.66 per share by November 5, 2013.

(6) Includes (i) 134,653 shares of common stock; (ii) 11,312 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 52,037 shares of common stock issuable upon the conversion of series C preferred stock; and (iv) the vested portion of 2,500 shares of an option to purchase 20,000 shares of common stock at $21.66 per share by November 5, 2013.

(7) Includes (i) 26,288 shares of common stock; (ii) 20,362 shares of common stock issuable upon the conversion of series A preferred stock; (iii) 234,000 shares of common stock issuable upon the exercise of warrants as follows: vested warrant to purchase 51, 923 shares of common stock at $6.47 per share by July 24, 2004, vested warrant to purchase 173,077 shares of common stock at $6.47 per share by October 12, 2004, and vested warrant to purchase 9,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 21,281 shares of common stock issuable upon the exercise of options as follows: the vested portion of 18,753 shares of an option to purchase 27,000 shares of common stock at $4.75 per share by December 18, 2006, and the vested portion of 2,528 shares of an option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007.

(8) Includes (i) 13,098 shares of common stock; (ii) 13,575 shares of common stock issuable upon the conversion of series A preferred stock; (iii) vested warrant to purchase 6,000 shares of common stock at $6.00 per share by February 14, 2007 (only after the series A preferred stock has been converted); and (iv) 32,808 shares of common stock issuable upon the exercise of options as follows: the vested option to purchase 15,000 shares of common stock at $10.50 per share by December 28, 2005, the vested portion of 15,280 shares of an option to purchase 22,000 shares of common stock at $4.75 per share by December 18, 2006, and the vested portion of 2,528 on an option to purchase 7,000 shares of common stock at $2.55 per share by December 24, 2007.

Information about the Nominees, Executive Officers and Key Employees

            The tables below set forth the names and ages of our directors, executive officers and key employees, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

              Name                Age            Position With Immtech
-------------------------------   ---  ---------------------------------------
T. Stephen Thompson               56   Director, President and Chief Executive
                                       Officer

Cecilia Chan                      40   Director and Executive Vice President

Harvey R. Colten, M.D.            64   Director

Judy Lau                          44   Director

Levi H.K. Lee, M.D.               63   Director

Eric L. Sorkin                    44   Director

Frederick W. Wackerle             64   Director

--------------------------------------------------------------------------------
              Name                Age            Position with Immtech
-------------------------------   ---  -----------------------------------------
Gary C. Parks                     53   Treasurer, Secretary and Chief Financial
                                       Officer


            T. Stephen Thompson, President, Chief Executive Officer and Director. Mr. Thompson has served as a Director since November 27, 1991. He joined Immtech in April 1991 from Amersham Corporation, where he was President and Chief Executive Officer. He was responsible for Amersham Corporation's four North American divisions: Life Sciences, Radiopharmaceuticals, Diagnostics and Quality and Safety Products. In addition, he had direct responsibility for the Clinical Reagent (in vitro diagnostic) Division in the United Kingdom. He was employed by Amersham Corporation from 1986 to 1991. Mr. Thompson has 20 years' experience in healthcare, with previous positions as President of a small diagnostic start-up, General Manager of the Infectious Disease and Immunology Business Unit in the Diagnostic Division of Abbott Laboratories from 1981 to 1986, and Group Marketing Manager for the Hyland Division of Baxter International Inc. from 1978 to 1981. Mr. Thompson is a member of the board of directors of Matritech, Inc. (NASDAQ: NMPS). Mr. Thompson holds a B.S. from the University of Cincinnati and an MBA from Harvard University.

            Cecilia Chan, Director and Executive Vice President. Ms. Chan has served as Director since November 16, 2001. She has 18 years of experience in making investments and business development. She began working on Immtech's growth strategy in 1998 as a private investor, spearheading Immtech's initial public offering in April 1999. She joined the Company as Vice President in July, 1999 and was elected to our board of directors in November 2001. Ms. Chan is responsible for strategic development, creating joint ventures and licensing agreements, fund raising and directing the Company's uses of capital resources as it advances through its milestones and various growth stages. Prior to joining Immtech, Ms. Chan was a Vice President at Dean Witter Realty, Inc. until 1993 and thereafter concentrated her efforts as a private investor until she joined Immtech. During her eight years at Dean Witter, Ms. Chan completed over $500 million in investments and was vice-president of public partnerships having assets in excess of $800 million. Since 1993, Ms. Chan has developed and funded investments in the United States and the People's Republic of China. She graduated from New York University in 1985 with a Bachelor of Science degree in International Business.

            Harvey R. Colten, M.D., Director. Dr. Colten has served as Director since October 30, 2000. He is currently Vice President and Senior Associate Dean for Translational Research at Columbia University Health Sciences Division and College of Physicians and Surgeons. Prior to this, he served as Chief Medical Officer at iMetrikus, Inc., a healthcare Internet company focused on improving communication between the patient, physician and the medical industry from 2000 until 2002, and prior to that he was Dean of the Medical School and Vice President for Medical Affairs at Northwestern University from 1997 to 2000. He previously served as the Harriet B. Spoehrer Professor and Chair of the Department of Pediatrics and Professor of Molecular Microbiology at Washington University School of Medicine, St. Louis, Missouri, whose faculty he joined in 1986. He earned a B.A. at Cornell University in 1959, an M.D. from Western Reserve University in 1963, and an M.A. (honorary) from Harvard in 1978. Following his clinical training, he was a researcher at the National Institutes of Health from 1965 to 1970. In 1970, he was appointed to the faculty at the Harvard Medical School, where he was named Professor of Pediatrics in 1979 and Chief of the Division of Cell Biology, Pulmonary Medicine, and Director of the Cystic Fibrosis Program at Children's Hospital Medical Center, Boston. He is a member of the Institute of Medicine and was Vice-Chair of its Council. He is a member of the American Society for Clinical Investigation, the Society for Pediatric Research, the Association of American Physicians, the American Pediatric Society, the American Association of Immunologists (former secretary and treasurer), and the American Society for Biochemistry and Molecular Biology. He is also a Fellow of the American Association for the Advancement of Science, the American Academy of Allergy and Immunology and the American Academy of Pediatrics. Dr. Colten is a Diplomat of the American Board of Pediatrics, served on the American Board of Allergy and Immunology, was a member of the National Heart, Lung, and Blood Institute Advisory Council, and serves on the board of directors of the Oasis Institute and the March of Dimes Scientific Advisory Council, in addition to many other Federal and private health groups that advise on scientific and policy issues. Dr. Colten also served as Vice Chairman of the board of directors of Parents as Teachers National Center. He has been on editorial boards and advisory committees of several leading scientific and medical journals, including the New England Journal of Medicine, Journal of Clinical Investigation, Journal of Pediatrics, Journal of Immunology, Annual Review of Immunology, Proceedings of the Association of American Physicians and American Journal of Respiratory Cell and Molecular Biology.

            Levi Hong Kaye Lee, M.D., Director. Dr. Lee has served as Director since October 31, 2003. Dr. Lee has been in private medical practice, specializing in pediatrics, since 1971. His practice is located in Hong Kong. Dr. Lee received a B.A. in Biochemistry from the University of California, Berkeley, in 1962, and received his M.D. from the University of California, San Francisco, in 1966. Dr. Lee has served in the position of Director of Immtech Hong Kong Ltd. since June, 2003. He was appointed a Diplomat of the American Board of Pediatrics in 1971.

            Judy Lau, Director. Ms. Lau has served as Director since October 31, 2003. Since July 2002 to date, Ms. Lau has served as the Chairperson of Convergent Business Group, a Hong Kong-based investment advisory firm with investments focused in high technology, life sciences, healthcare and environmental engineering projects in the greater China region. From

May of 2001 to July of 2002, Ms. Lau served as General Manager of China Overseas Venture Capital Co. Ltd., a venture capital firm. From October of 2000 to April of 2001, Ms. Lau served as Chief Executive Officer of the Good Fellow Group, a Chinese investment firm; and from March of 1999 to September of 2000, Ms. Lau was the Managing Director of America Online HK, an Internet Service Provider and Hong Kong affiliate of Time Warner, Inc. From April of 1998 to February of 1999, Ms. Lau worked as a consultant to Pacific Century Group. Ms. Lau has served in the position of Director of Immtech Hong Kong Ltd. since June, 2003. Ms. Lau was named in 2000, one of the thirty-six most influential Business Women of Hong Kong by Capital Magazine and is a Fellow of the Hong Kong Association for the Advancement of Science and Technology.

            Eric L. Sorkin, Director. Mr. Sorkin has served as Director since January 6, 2000. He is a private investor. Prior to 1994, Mr. Sorkin worked for eleven years at Dean Witter Realty Inc., a wholly owned subsidiary of Morgan Stanley, which grew to hold an investment portfolio of real estate and other assets of over $3 billion. He became a Managing Director in 1988 and was responsible for the acquisition, structuring and debt placement of various investments including real estate, fund management and asset-backed securities. Mr. Sorkin managed Dean Witter Realty's shopping center portfolio of over two million square feet, and participated in the development of office, residential, industrial and retail property and in the acquisition of over five million square feet of properties. He is a graduate of Yale University with a Bachelor of Arts degree in Economics.

            Frederick W. Wackerle, Director. Mr. Wackerle has served as Director since December 17, 2001. He is an author, private investor and President of Fred Wackerle, Inc. He has been an advisor to Chief Executive Officers ("CEOs") and boards and an executive search consultant for the past 35 years. Mr. Wackerle specializes in advising corporate boards on management succession and the recruiting of CEO positions. In the past ten years, he devoted a significant amount of his time to investing in and advising biotechnology companies on succession planning, and recruited CEO candidates and board members for companies that include Biogen, Inc., ICOS Corp., Amylin Pharmaceuticals, Inc., Enzon, Inc., Medtronic Inc. and Ventana Medical Systems. Mr. Wackerle frequently writes management articles for Chicago Crain's Business, recently completed a book on management succession entitled, "The Right CEO-Straight Talk About Making CEO Selection Decisions" (Jossey-Bass), and is a graduate of Monmouth College, where he has been active on their Board of Trustees. He is also a board member of The Rehabilitation Institute of Chicago.

            Gary C. Parks, Treasurer, Secretary and Chief Financial Officer. Mr. Parks joined Immtech in January 1994, having previously served at Smallbone, Inc., from 1989 until 1993, where he was Vice President, Finance. Mr. Parks was a Division Controller with International Paper from 1986 to 1989. Prior to that, he was Vice President, Finance, of SerckBaker, Inc., a subsidiary of BTR plc, from 1982 to 1986 and a board member of SerckBaker de Venezuela. Mr. Parks holds a B.A. from Principia College and an MBA from the University of Michigan.

Meetings and Committees of the Board of Directors

            During the fiscal year ended March 31, 2003 ("Fiscal Year 2003"), the board of directors held a total of 7 board meetings and took action by unanimous written consent on 2 occasions. All of our directors will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death. There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers or persons nominated or appointed by the board to become directors or executive officers.

            The board of directors has an audit committee, a compensation committee and a nominating committee. The function, composition, and number of meetings of each of these committees are described below.

AUDIT COMMITTEE

            The audit committee (a) has sole authority to appoint, replace and compensate our independent auditors and is directly responsible for oversight of their work; (b) approves all audit fees and terms, as well as any permitted non-audit engagements; (c) meets and discusses directly with our independent auditors their audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the audit committee deems necessary or advisable and as may be required by applicable law. The written charter for our audit committee, which was adopted by the board of directors, more specifically sets forth the duties and responsibilities of the audit committee and is attached as Appendix "B" hereto. The members of the audit committee are Directors Sorkin (Chairman), Colten and Wackerle. Each member of the audit committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The audit committee held four meetings during Fiscal Year 2003. The audit committee's report relating to Fiscal Year 2003 appears on page 28 of this proxy statement.

COMPENSATION COMMITTEE

            The compensation committee (a) annually reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administers the First Amended and Restated Immtech International, Inc. 2000 Stock Incentive Plan. The written charter for our Compensation Committee, which was adopted by the board of directors, is attached as Appendix "C" hereto. The members of the compensation committee are Directors Wackerle (Chairman), Colten and Sorkin. The compensation committee held two meetings during Fiscal Year 2003. The compensation committee's report on executive compensation relating to Fiscal Year 2003 appears on pages 16-18 of this proxy statement.

NOMINATING COMMITTEE

            The nominating committee has authority to review the qualifications of, interview and nominate candidates for election to the board of directors. The nominating committee held one meeting in anticipation of the Company's 2003 annual meeting. The written charter for our Nominating Committee, which was adopted by the board of directors, is attached as Appendix "D" hereto. The members of the nominating committee are Directors Wackerle (Chairman), Colten and Sorkin. Each member of the nominating committee is "independent" in accordance with the current listing standards of the American Stock Exchange. The nominating committee's report appears below on page 12 of this proxy statement.

MEETING ATTENDANCE

            Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the board of directors and (b) the total number of meetings of all committees of the board of directors on which he or she served (during the periods that he or she served).

-------------------------------------------------------------------------------

                          NOMINATING COMMITTEE REPORT

            The members of the Nominating Committee have been appointed by the board of directors. The Nominating Committee is governed by a charter which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the Nominating Committee.

            The following report of the nominating committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.

            The nominating committee consists of Directors Colten, Sorkin and Wackerle (chair). The nominating committee evaluates the efforts of the Company and its board of directors to maintain effective corporate governance practices. The committee identifies candidates for election to the board of directors. The nominating committee has not established procedures for considering nominees recommended by stockholders.

            The primary functions of the nominating committee are to:

            -     Identify qualified candidates for election to the board

            - Oversee the composition, structure and evaluation of the board and its committees

            -     Develop and maintain a set of corporate governance principles

            -     Monitor and safeguard the independence of the board

            Respectfully submitted,
            The Nominating Committee                    November 6, 2003

            Frederick W. Wackerle, Chairman
            Harvey R. Colten, M.D.
            Eric L. Sorkin

--------------------------------------------------------------------------------

Compensation of Directors and Executive Officers

            Summary Compensation Table. The following table sets forth certain information regarding the compensation of our Chief Executive Officer, Executive Vice President and Chief Financial Officer for the fiscal years ended March 31, 2003, 2002 and 2001.

                                                                  Long-term
                                         Annual Compensation    Compensation
                                         -------------------  -----------------
 Name & Principal Position      Year         Salary ($)       Options/SARs (#)
--------------------------     ------    -------------------  -----------------
T. Stephen Thompson
  President, Chief              2003          $ 150,000           75,000(1)
  Executive Officer and         2002          $ 150,000               0
  Director                      2001          $ 150,000               0

Cecilia Chan                    2003          $ 120,000           50,000(2)
  Executive Vice President      2002          $ 120,000               0
  and Director                  2001          $  75,000               0

Gary C. Parks                   2003          $ 143,250*          25,000(3)
  Secretary, Treasurer and      2002          $ 125,000           10,000(3)
  Chief Financial Officer       2001          $ 125,000               0
--------------------------------------------------------------------------------

(1) On December 24, 2002, Mr. Thompson was issued options to purchase 75,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant.

(2) On December 24, 2002, Ms. Chan was issued options to purchase 50,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant.

(3) On July 20, 2001, Mr. Parks was issued options to purchase 10,000 shares of common stock at an exercise price of $10.00 per share. Such options vest over three years and expire ten years after date of grant. On December 24, 2002, Mr. Parks was issued options to purchase 25,000 shares of common stock at an exercise price of $2.55 per share. Such options vest over three years and expire ten years after date of grant.

            Options/SAR Grants in Last Fiscal Year. The following table sets forth certain information with respect to grants made by the Company of stock options to the executive officers named above during the fiscal year ended March 31, 2003. No stock appreciation rights ("SARs") were granted to the named executive officers during such year.



--------
* Includes a bonus of $18,250.

                                                                                          Potential Realizable
                                                                                            Value At Assumed
                                                                                             Annual Rates of
                                                                                              Stock Price
                                Individual Grants                                           Appreciation For
                                                                                               Option Term
--------------------------------------------------------------------------------------    -----------------------
                                           Percent
                                           of Total
                                           Options/SARs
                      Number of            Granted             Exercise
                      Securities           to                  or
                      Underlying           Employees           Base
                      Options/SARs         In Fiscal           Price      Date
Name                   Granted             Year 2003           ($/Sh)     Expiration          5% ($)    10% ($)
--------------       -----------           ---------           -----      ----------          -----     -------
T. Stephen              75,000             36.95               2.55       12/23/2012         311,526    496,053
Thompson

Cecilia Chan            50,000             24.63               2.55       12/23/2012         207,684    330,702

Gary C. Parks           25,000             12.32               2.55       12/23/2012         103,842    165,351



            The following table sets forth certain information with respect to option and warrant exercises and values of the named executive officers for the fiscal year ended March 31, 2003.


                                         Number of Securities
                                         Underlying Unexercised        Value of Unexercised
                                         Options At March 31,         In-the Money Options
                                                 2003                 at March 31, 2003(1)
                                      ---------------------------  ---------------------------
                   Shares
                   Acquired
                   on        Value
                   Exercise  Realized
       Name           (#)      ($)    Exercisable   Unexercisable  Exercisable  Unexercisable
-----------------  --------- -------- -----------   -------------  -----------  --------------
T. Stephen            0          0       34,318         88,749      87,211(1)     134,061(2)
Thompson
Cecilia Chan          0          0      231,479         45,833       8,126(3)      89,374(4)
Gary C. Parks         0          0       21,835         28,360      43,242(5)      44,686(6)
----------------------------------------------------------------------------------------------


(1) Based on the March 31, 2003, value of $4.50 per share, minus the average per share exercise price of $1.53 multiplied by the number of shares underlying the options.

(2) Based on the March 31, 2003, value of $4.50 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options.

(3) Based on the March 31, 2003, value of $4.50 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options.

(4) Based on the March 31, 2003, value of $4.50 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options.

(5) Based on the March 31, 2003, value of $4.50 per share, minus the average per share exercise price of $1.84 multiplied by the number of shares underlying the options.

(6) Based on the March 31, 2003, value of $4.50 per share, minus the average per share exercise price of $2.55 multiplied by the number of shares underlying the options.

Employment Agreements

            Immtech entered into an employment agreement with Mr. Thompson in April of 1991 pursuant to which we retained Mr. Thompson as our President and Chief Executive Officer for an annual base salary of $150,000 (subject to annual adjustment by the board), plus certain fringe benefits and reimbursement for related business expenses. The agreement, which includes confidentiality and non-disclosure provisions, also grants to Mr. Thompson the right to receive an annual bonus to be established by the board in an amount not to exceed 60% of Mr. Thompson's annual base salary for the year, which Mr. Thompson has declined for each year to date. Mr. Thompson may accept bonus awards in future years but will not be paid a bonus for years previously declined. If the Company breaches the agreement or Mr. Thompson is terminated without cause, he is entitled to all payments which he would otherwise accrue over the greater of nine months from the date of termination or the remaining term under the agreement. The original term of Mr. Thompson's agreement expired on April 9, 1992, and is subject to automatic successive one-year renewals unless terminated by either party upon 30 days' notice. In the event Mr. Thompson's employment with the Company is terminated for any reason, he is restricted from competing with the Company in any business in which the Company (i) is engaged at that time (ii) is planning to become engaged and has made significant monetary investment in order to be engaged or (iii) was engaged at any time during his employment. The non-compete restriction period is 12 months from the date of Mr. Thompson's voluntary termination or an involuntary termination for cause, or for a period of nine months from the date of an involuntary termination, not for cause.

            Except for $12,500 paid to Mr. Thompson during the fiscal year ended March 31, 1998, Mr. Thompson waived any right to receive salary due under his employment agreement prior to June 30, 1998. Beginning July 1, 1998, and continuing until April 30, 1999, Mr. Thompson accepted one-half of his annual salary as full satisfaction of the salary obligation under his employment agreement. Effective May 1, 1999, Mr. Thompson resumed his full salary rate of $150,000 per annum under his employment agreement, but will not be paid amounts previously waived or declined. Effective September 1, 2003, the Company's Compensation Committee increased Mr. Thompson's base salary to $210,000 annually and on November 6, 2003 granted to him incentive options to purchase 40,000 shares of the Company's common stock exercisable at $21.66. The options vest ratably over 2 years and expire on the 10th anniversary of the date of grant. Mr. Thompson received no cash bonus for the fiscal year ended March 31, 2003.

Director Compensation for Fiscal Year Ended March 31, 2003

            Prior to October 1, 2003, non-employee directors were generally granted options to purchase 15,000 shares of common stock upon joining the board, options to purchase 5,000 shares for each additional year of board service and options to purchase 1,000 shares for each committee assignment. Such options were granted at fair market value and generally had a five year term with 36 month ratable vesting.

            Effective October 1, 2003, each non-employee director will be granted 20,000 options to purchase shares of common stock upon joining the board, options to purchase 15,000 shares for each additional year of board service, options to purchase 3,000 shares per year for each board committee appointment and options to purchase an additional 1,000 shares for serving as chairperson of a committee. All options are to be granted at fair market value of the underlying securities on the date of grant and will have a ten-year term vesting ratably over 24 months. Directors must remain on the board for such options to continue to vest. We will continue to reimburse directors for out-of-pocket expenses incurred with their service as directors.

            On December 24, 2002, Mr. Frederick W. Wackerle was granted options to purchase a total of 7,000 shares of common stock for his board service during the fiscal year ended March 31, 2003. He received (i) 5,000 for one year of service on the board and (ii) 2,000 for board committee appointments, 1,000 each for one-year appointment to our Audit Committee and Compensation Committee. All such options have an exercise price of $2.55, an exercise period of five years and vest ratably over 36 months.

            On December 24, 2002, Mr. Eric L. Sorkin was granted options to purchase a total of 7,000 shares of common stock for his board service during the fiscal year ended March 31, 2003. He received (i) 5,000 for one year of service on the board and (ii) 2,000 for board committee appointments, 1,000 each for one-year appointment to our Audit Committee and Compensation Committee. All such options have an exercise price of $2.55, an exercise period of five years and vest ratably over 36 months.

            On December 24, 2002, Harvey R. Colten. M.D. was granted options to purchase a total of 7,000 shares of common stock for his board service during fiscal year ended March 31, 2003. He received (i) 5,000 for one year of service on the board and (ii) 2,000 for board committee appointments, 1,000 each for one-year appointment to our Audit Committee and Compensation Committee. All such options have an exercise price of $2.55, an exercise period of five years and vest ratably over 36 months.

            On November 6, 2003, Dr. Levi H.K. Lee was granted options to purchase 20,000 shares of common stock for joining the board. Such options have an exercise price of $21.66, an exercise period of ten years and vest ratably over 24 months.

            On November 6, 2003, Ms. Judy Lau was granted options to purchase 20,000 shares of common stock for joining the board. Such options have an exercise price of $21.66, an exercise period of ten years and vest ratably over 24 months.

Compensation Committee Report

            The Compensation Committee is composed of three independent directors of the board. The members of the Compensation Committee are Frederick
W. Wackerle, Chairman, Harvey R. Colten, M.D., and Eric L. Sorkin.


--------------------------------------------------------------------------------

             Compensation Committee Report on Executive Compensation

            Our Compensation Committee establishes levels of cash compensation and forms and amounts of non-cash compensation for our executive officers. The guiding principles of our compensation committee are as follows:

            o To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability and other relevant criteria for the management requirements of our company.

            o To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            o To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment.

            o Administer the Company's First Amended Restated Immtech International, Inc. 2000 Stock Incentive Plan, as amended.

            o           Review compensation plans, programs and policies.

            o To use equity incentives to align the interests of our executive officers with the interests of stockholders.

            o Monitor the performance and compensation of executive officers.

            The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee's informal executive compensation philosophy (which applies generally to all Company management, including the Chief Executive Officer) considers a number of factors, which may include:

            o Providing levels of compensation competitive with companies at a comparable stage of development and in the Company's geographic area,

            o Integrating management's compensation with the achievement of performance goals, and

            o Recognizing and providing incentive for individual initiative and achievement.

            The compensation structure of the Company's executive officers, including its Chief Executive Officer, is based on competitive, market-based pay practices and performance evaluations, and generally includes a combination of base salary, discretionary bonuses and stock options. In setting compensation levels, the Compensation Committee considers data regarding compensation practices from a group of biotechnology and pharmaceutical companies that are believed to be generally comparable to the Company. The companies comprising this group are not necessarily included within the peer group index reflected in the performance graph illustrated in this proxy statement. In setting our Chief Executive Officer's salary, we applied the same policy as applied in setting the compensation of our other executive officers. Our Chief Executive Officer's base salary for the most recent fiscal year was $150,000. Effective September 1, 2003, his salary was increased to $210,000 annually and he received options to purchase 40,000 shares of common stock and no cash bonus award in this fiscal year. As it has in the past, the compensation committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies. The compensation committee believes Mr. Thompson's salary to be below market however, Mr. Thompson, in his effort to minimize overhead, has requested his salary be kept at a reduced rate.

            Base salary is not targeted at any particular level within the group of companies considered. Instead, total salary is determined based on a subjective assessment of the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
executive's performance and the Company's needs. Consistent with its belief that equity ownership by senior management is beneficial in aligning the interests of senior management with those of the stockholders, the Company provides potentially significant long-term incentive opportunities to its senior management through discretionary grants of stock options, thereby emphasizing the potential creation of long-term stockholder value. The Compensation Committee considers stock options effective long-term incentives because an executive can profit only if the value of the common stock increases. In making these grants, the Compensation Committee considers its subjective assessment of the Company's future prospects, an executive officer's current level of ownership of the common stock, the period during which an executive officer has been in a key position with the Company, individual performance and competitive practices within the comparative group of companies.

            No contingent compensation was paid to any officer for Fiscal Year 2003.

            In Fiscal Year 2003, we granted stock options to the Chief Executive Officer and other executive officers. These stock option grants were made pursuant to our First Amended and Restated Immtech International, Inc. 2000 Stock Incentive Plan for the purpose of further increasing incentives for our officers to increase stockholder value. No stock appreciation rights or other forms of equity compensation were granted.

            Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its four other highest-paid executive officers to the extent that any such individual's compensation exceeds $1 million, subject to certain exceptions. The Compensation Committee intends to take actions to minimize the Company's exposure to nondeductible compensation expense under
Section 162(m). While keeping this goal in mind, the Compensation Committee also will try to maintain the flexibility that the Committee believes to be an important element of the Company's executive compensation program.

            The Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference therein.

            Respectfully submitted,
            The Compensation Committee                      November 6, 2003

            Frederick W. Wackerle, Chairman
            Harvey R. Colten, M.D.
            Eric L. Sorkin

--------------------------------------------------------------------------------

Stock Performance Graph

            The following graph shows a comparison of cumulative total stockholder returns for Immtech's common stock, the S&P 500 Index and the Peer Group. The graph assumes the investment of $100 on April 26, 1999, the date of Immtech's initial public offering, and the reinvestment of all dividends. The data regarding Immtech assumes an investment at the initial public offering price of $10.00 per share of Immtech's common stock. The performance shown is not necessarily indicative of future performance.

                               [GRAPHIC OMITTED]

            The information contained in the graph above shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C promulgated under the Exchange Act, other than as provided in Item 402 of the SEC's Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that Immtech specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in such filing.

                            TOTAL STOCKHOLDER RETURNS

                         Total Return To Stockholder's
                        (Dividends reinvested monthly)


                                              ANNUAL RETURN PERCENTAGE
                                                     YEARS ENDED

Company Name / Index                       MAR 00    MAR 01   MAR 02   MAR 03
Immtech International, Inc.                182.50    -79.65   -16.52    -6.25
S&P 500 Index                               11.47    -21.68     0.24   -24.76
Peer Group                                 250.92    -57.83   -23.54   -68.34




                                                  INDEXED RETURNS
                                Base                Years Ended
                               Period
                              April 26,
Company Name / Index           1999        MAR 00    MAR 01   MAR 02   MAR 03
Immtech International, Inc.     $100      $282.50    $57.50  $ 48.00   $45.00
S&P 500 Index                   100        111.47     87.31    87.52    65.85
Peer Group                      100        350.92    147.97   113.14    35.82


Peer Group Companies
Cubist Pharmaceuticals, Inc.  (NASDAQ:
CBST)
EntreMed, Inc.  (NASDAQ:  ENMD)
Encysive Pharmaceuticals, Inc.  (NASDAQ:
ENCY)

Equity Compensation Plans

            The following table provides information as of March 31, 2003 with respect to shares of Immtech common stock that may be issued under its existing equity compensation plans, including Immtech's 2001 First Amended and Restated Stock Incentive Plan ("2000 Plan"). For a further description of the 2000 Plan, please see Note 7 of Immtech's Notes to Consolidated Financial Statements in Immtech's 2003 annual report accompanying this proxy statement.

                      Equity Compensation Plan Information
--------------------------------------------------------------------------------

                                                                                               Number of securities remaining
                                  Number of securities to           Weighted-Average            available for future issuance
                                 be issued upon exercise           exercise price of              under equity compensation
                                 of outstanding options,          outstanding options,           plans (excluding securities
   Plan Category                   warrants and rights            warrants and rights(1)          reflected in column(a))
------------------------       ---------------------------      ------------------------         ------------------------
                                           (a)                            (b)                            (c)

Equity compensation                      698,474                         $4.49                         630,750 (3)
   plans approved by
   security holders
   (2)

Equity compensation                     2,426,227                        $7.07                              0
   plans not approved
   by security
   holders (3)

                 Total                  3,124,701                        $6.49                         630,750 (3)



(1) As adjusted for reverse stock splits that occurred on each of July 24, 1998 and January 25, 1999.

(2) This category consists solely of options.

(3) This category consists solely of warrants.

            PROPOSAL NO. 1 - UP TO TWO-FOR-ONE STOCK SPLIT

            Our board has unanimously approved up to a two-for-one split of our common stock, subject to stockholder approval of the stock split. If approved, each holder of common stock will receive up to two shares for each one share currently held (the board may determine to reduce the stock split, i.e. grant only a three-for-two stock split in which case all stockholders would receive three shares for each two shares held).

Reasons for the Stock Split and the Increase in Authorized Shares

            We expect that the stock split will increase the number of shares traded in the public market, which we believe should establish a more liquid market in our common stock.

            As of December 9, 2003, 9,625,350 shares of our common stock were issued and outstanding, 4,817,142 shares in the aggregate were reserved for conversion of outstanding preferred stock and exercise of outstanding stock options and warrants and 20,374,650 shares were authorized but unissued. Based on the number of shares of common stock outstanding as of December 9, 2003, a two-for-one stock split would result in 19,250,700 shares of common stock outstanding, 9,634,284 shares reserved for conversion of outstanding preferred stock and conversion of outstanding options and warrants, and 1,115,016 shares of common stock would remain available for such purposes as the board may approve. No further vote of stockholders of the Company would be required for their issuance, except as required under applicable stock exchange rules.

            Other than the shares of common stock the Company has reserved for issuance under its existing stock incentive plan, the Company currently has no specific commitments or agreements to issue any shares of common stock pursuant to any stock offerings, acquisitions, stock dividends or compensation plans, although it is possible that any such transaction may be pursued in the future.

Effect of the Stock Split

            The proposed stock split would not change the stockholders' equity of the Company, nor would the split affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in the Company. However, since the stock split would result in each stockholder's interest being represented by a greater number of shares, it is possible that higher aggregate brokerage commissions may be payable after the intended stock split upon a sale or transfer of a stockholder's same relative interest in common stock because that interest would be represented by a greater number of shares.

            In connection with the stock split, the number of shares of common stock underlying outstanding stock options, stock warrants and reserved for issuance under the Company's existing stock incentive plan would be proportionately adjusted pursuant to the terms of such agreements to reflect the stock split, and the per share exercise prices of outstanding options and warrants under such Company agreements would be proportionately reduced.

            The stock split will not result in the recognition of a taxable gain or loss to the stockholders for federal income tax purposes. In addition, the tax basis for shares in the hands of a stockholder prior to the stock split will become the tax basis for the total number of shares to be held by such stockholder immediately after the stock split, and the holding period of the newly acquired shares will be deemed to be the same as the holding period of the corresponding shares held prior to the stock split. However, each stockholder should consult his or her own tax advisor with respect to the particular tax consequences, if any, to him or her of the stock split, including the applicability and effect of any state, local or foreign tax laws.

Implementation of the Stock Split

            We have notified the American Stock Exchange of the proposed stock split and will submit an amended listing application to reflect it. We will publicly announce the results of the stockholder vote with respect to the stock split as promptly as practicable after the Meeting (or any adjournment). If approved by the stockholders, we presently intend to also publicly announce the effective date of the stock split promptly after the Meeting.

            We will implement the stock split by issuing an additional stock certificate to each stockholder of record as of the close of business on the effective date. The additional certificate will represent the additional shares and stockholders should retain their present certificates. Stockholders need not return their existing certificates to the Company or its transfer agent, although they may do so through the transfer agent if they wish to combine their shares in a single certificate.

            The board reserves the right, even if this stock-split proposal is approved, not to effect the stock-split or to reduce the number of shares to be issued if it determines in its sole discretion that implementing the stock split is no longer in the best interest of the Company.

Impact on the Company's Consolidated Financial Statements

            The Company's reported amounts of authorized and issued common stock will also be adjusted on a basis equal to the stock split. The stock split will affect reported earnings (loss) per share amounts because of the increase in the number of shares of common stock outstanding.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1, THE UP TO TWO-FOR-ONE STOCK SPLIT.

                         PROPOSAL 2--APPROVAL OF AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION

            On November 4, 2003, the board unanimously adopted, subject to stockholder approval, the amended and restated certificate of incorporation as set forth in Appendix "A". The proposed amended and restated certificate of incorporation is intended to modernize the certificate of incorporation originally filed on December 18, 1992, as amended, and to integrate in one document previously filed amendments to the certificate of incorporation. The proposed amended and restated certificate of incorporation incorporates more recent provisions of the Delaware General Corporation Law and deletes unnecessary provisions. If the proposed amended and restated certificate of incorporation is approved by the stockholders, it will be filed with the Delaware Secretary of State and become effective upon such filing.

Summary of Proposed Changes to the Certificate of Incorporation

            The following is a summary of the principal changes that the proposed amended and restated certificate of incorporation makes to the certificate of incorporation, as amended.

Registered Office

            As revised, the amended and restated certificate of incorporation would permit the board of directors to change the Company's registered agent from time to time as determined by the board of directors. The registered agent designated in the Company's amended and restated certificate of incorporation is no longer in business.

Authorized Capital

            In connection with Proposal 1 to provide for up to a two-for-one stock split, and for other general corporate purposes recognizing the tremendous growth the Company has experienced in the last calendar year, the board of directors has approved an increase to the authorized capital of the Company from 35 million shares, of which 30 million shares are common stock and 5 million shares are preferred stock, to 105 million shares, of which 100 million shares will be common stock with 5 million shares remaining preferred stock. There will be no change to the par value of either the common stock or the preferred stock; both will remain at $0.01 par value per share.

            If approved by the stockholders of the Company, the additional authorized shares would be available for future issuance for various corporate purposes at the discretion of the board and without further authorization by the stockholders (subject to the requirements of applicable law or the listing requirements of the American Stock Exchange). The increase in authorized shares of common stock is recommended by the board in order to provide a sufficient reserve of such shares for issuance in (a) public or private offerings as a means of obtaining additional capital to potentially retire debt or (b) public or private exchange offers for securities of the Company. The reserve of common stock could also be used for the following purposes, without limitation: (i) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (ii) in public or private offerings as a means of obtaining additional capital to strengthen the Company and expand its business; (iii) in connection with the exercise of options, warrants, rights, or the conversion of convertible securities of the Company; (iv) in connection with stock splits and dividends; or (v) with respect to existing or new benefit or option plans or agreements.

Preferred Stock

            On June 30, 1998, the Company filed an amendment to the certificate of incorporation whereby the board was authorized to provide for the issuance of preferred stock in one or more series and to establish certain rights and restrictions with respect thereto. The clause, however, is more restrictive than necessary under the current Delaware General Corporation Law. Accordingly, the proposed amended and restated certificate of incorporation similarly authorizes the board to provide for the issuance of preferred stock in series and to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

Director Liability

            The current Delaware General Corporation Law allows a corporation to limit the personal liability of directors for monetary damages for breach of fiduciary duties except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Accordingly, the proposed amended and restated certificate of incorporation includes a clause limiting the personal liability of directors to the extent permissible under the Delaware General Corporation Law.

            The board believes it is in the best interest of the Company and its stockholders to limit the liability of directors for breach of their fiduciary duties to the fullest extent permissible under the Delaware General Corporation Law in response to the increasing hazard of unfounded litigation against directors, such litigation's related expense, and in order to continue to attract and retain qualified directors.

Indemnification of Directors and Officers

            The certificate of incorporation, as amended, includes a provision providing that the Company indemnify all eligible persons to the fullest extent possible under Section 145 of the Delaware General Corporation Law. The current Delaware General Corporation Law provides that a corporation may include, in its certificate of incorporation, bylaws or agreements, provisions expanding rights to indemnification beyond what is otherwise provided in Section 145 of the Delaware General Corporation Law. As such, the proposed amended and restated certificate of incorporation includes a clause whereby the Company is authorized to indemnify its agents in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, and subject only to the limits created by applicable Delaware law with respect to actions for breach of duty to the corporation, its stockholders and others.

            The board believes it is appropriate to continue to provide mandatory indemnification and to extend the rights to indemnification to the extent possible to its directors and officers in response to the increasing hazard of unfounded litigation against directors and officers and its related expense, and in order to continue to attract and retain qualified directors and officers in light of these circumstances.

Potential Anti-Takeover Effect of the Amendment

            Authorized but unissued shares of common stock will continue to be available for future issuance without stockholder approval. This could render more difficult or discourage an attempt to obtain control of the Company by means of an unsolicited proxy contest, tender offer, merger or otherwise. For example, the existence of authorized but unissued shares permits the board to issue such shares without stockholder approval that would dilute the stock ownership of a person seeking to effect a change in the composition of the board or contemplating a tender offer or other transaction for the combination of the Company with another company. At the present time, the Company is not aware of any contemplated tender offers or other plans by a third party to attempt to effect a change in control of the Company, and this proposal is not being made in response to any such attempt. The Company's charter and bylaws, as well as Delaware law, provide additional anti-takeover protections for the Company that are described in certain of the Company's filings with the Securities and Exchange Commission and that are unaffected by the charter amendment.

            The Company's charter currently authorizes the issuance of 5.0 million shares of preferred stock, of which 4,280,000 million shares remain undesignated. The Company's charter provides that the board has authority to issue shares of preferred stock in one or more series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative powers, preferences and rights and qualifications, limitations or restrictions of all shares of such series. Holders of preferred stock, if any, may be entitled to certain preferences upon liquidation, dissolution or winding up of the affairs of the Company. The issuance of preferred stock with voting rights and conversion rights could adversely affect the voting power of holders of common stock and could deter a future takeover which a majority of stockholders might view to be in their best interests.

            The Company has three series of preferred stock designated, Class A Convertible preferred stock, $0.01 par value, ("Class A"), Class B Convertible preferred stock, $0.01 par value ("Class B") and Class C Convertible preferred stock, $0.01 par value ("Class C"). The Company has designated 320,000 preferred shares as Class A, 240,000 preferred shares as Class B and 160,000 preferred shares as Class C and therefore 4,280,000 remain undesignated and available. The initial conversion rate for each of Class A, Class B and Class C are 5.6561, 6.25 and 5.6561, respectively.

            While it may be deemed to have potential anti-takeover effects, the proposed stock split and certificate of incorporation amendment are not prompted by any specific effort or takeover threat currently perceived by the board.

Reservation of Rights

            The Company retains the authority to take or to authorize discretionary actions as may be appropriate to carry out the purposes and intentions of this proposal, including without limitation editorial modifications or any other change to the charter amendment which the board may adopt without a stockholder vote in accordance with Delaware law.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 2 -- TO APPROVE THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH IN APPENDIX "A".

                    PROPOSAL NO. 3- RATIFICATION OF AUDITORS

            The Company's Audit Committee has appointed the firm of Deloitte & Touche LLP, certified public accountants, to be our independent auditors for the fiscal year ending March 31, 2004 and the board of directors recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal year ended March 31, 2003.

            The Audit Committee appoints our independent auditors annually and the board of directors subsequently requests ratification of such appointment by the stockholders at the Company's annual meeting. The Audit Committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the coming year. The Audit Committee also reviews and approves any non-audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors.

            Before making its selection, the Audit Committee carefully considered Deloitte & Touche LLP's qualifications as independent auditors, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

            Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by law, the Company's bylaws or otherwise. However, the board of directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 3 -- RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2004

Independent Auditors

            Deloitte & Touche LLP served as our independent auditors for the fiscal years ended March 31, 2000 through March 31, 2003 and has been selected by the Audit Committee to continue for the fiscal year ended March 31, 2004, subject to the ratification of such appointment by our stockholders at the annual meeting. Representatives of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

            The following table presents the aggregate fees billed for professional services rendered by Deloitte & Touche LLP in 2002 and 2003. Other than as set forth below, no professional services were rendered or fees billed by Deloitte & Touche LLP during the years ended March 31, 2002 or 2003.


                                                             2002        2003

Audit Fees (1)                                            $127,972    $ 92,681

Audited-Related Fees (2)                                  $ 25,900    $ 20,040

Tax Fees (3)                                              $  4,600    $  4,200

TOTAL.................................................    $158,472    $116,921

(1) Audit fees consist of professional services rendered for the audit of the Company's annual financial statements and the reviews of the quarterly financial statements.

(2) Audited-related fees include fees related to assurance and related services. This category also includes fees for issuance of comfort letters, comments and assistance with and review of documents filed with the SEC.

(3) Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice.

For (1) and (2) above, the Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent auditors and has determined there is no conflict of interest.

--------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

            The members of the Audit Committee have been appointed by the board of directors. The Audit Committee is governed by a charter, which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three independent directors.

            The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

            The Audit Committee assists the board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company's auditing, accounting and financial reporting processes.

            The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1.

            Management is responsible for the preparation and integrity of the Company's financial statements and the independent auditors are responsible for the examination of those statements. The Audit Committee reviewed the Company's quarterly reports on Form 10-Q and audited financial statements for the Company's fiscal year ended March 31, 2003, and met with both management and the Company's independent auditors to discuss those quarterly reports and financial statements.

            Based upon these reviews and discussions, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended March 31, 2003.

            Respectfully submitted,
            The Audit Committee                         November 6, 2003

            Eric L. Sorkin, Chairman
            Harvey R. Colten, M.D.
            Frederick W. Wackerle

-------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

            None.

Section 16(A) Beneficial Ownership Reporting Compliance

            Federal securities laws require directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports of their initial ownership and subsequent acquisitions, dispositions or other transfers. We must disclose whether any person required to file such a report may have failed to do so in a timely manner. To our knowledge and except as previously reported, all of our directors, executive officers and beneficial owners of more than 10% of our common stock subject to such reporting obligations satisfied their reporting obligations for the fiscal year ended March 31, 2003.

Annual Report and Financial Statements

            A copy of our annual report on Form 10-K/A for the fiscal year ended March 31, 2003, including audited financial statements, accompanies this notice of annual meeting and proxy statement. No portion of the annual report on Form 10-K/A is incorporated herein or is considered to be proxy-soliciting material.

            We will provide without charge additional copies of our annual report on Form 10-K/A for the fiscal year ended March 31, 2003, to any stockholder upon written request. Requests should be directed to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, attn: Mr. Gary C. Parks.

Solicitation of Proxies

            Our officers, directors and employees may solicit proxies from stockholders. We pay no additional compensation to our officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies will be paid by Immtech.

Other Matters

            The board does not intend to bring any other business before the meeting, and the board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders' proxy representative, Mr. Gary
C. Parks.

Stockholders' Proposals For Next Annual Meeting

            Any proposals of stockholders intended to be included in the proxy statement for the 2004 annual meeting of the stockholders must be received by us not later than July 31, 2004, and must otherwise comply with applicable requirements and laws. All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061.

            If a stockholder intends to submit a proposal at Immtech's annual meeting in 2004, which proposal is not intended to be included in Immtech's proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to Immtech not later than July 31, 2004. If such a stockholder fails to submit the proposal in accordance with the deadline described above, Immtech will not be required to provide any information about the nature of the proposal in its proxy statement and the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at Immtech's annual meeting in 2004.

            Stockholders may contact Immtech's Secretary for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating Director candidates.

            Stockholders are urged to complete, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

                                       By order of the Board of Directors,


                                       /s/ T. Stephen Thompson
                                       -------------------------------------
                                       T. Stephen Thompson
                                       Chairman of the Board

Dated:  December 12, 2003

                                      PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           IMMTECH INTERNATIONAL, INC.
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON January 7, 2004

The undersigned hereby appoints Gary C. Parks as true and lawful agent and proxy ("Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Immtech International, Inc. ("Immtech"), at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, January 7, 2004, at 4:00 p.m. and at any adjournment or postponement thereof, and authorizes said Proxy to vote all shares of Immtech shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, "FOR" THE UP TO TWO-FOR-ONE STOCK SPLIT, "FOR" THE AMENDMENT TO AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AS SET FORTH IN APPENDIX "A" HERETO, "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS, AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXY. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF IMMTECH DATED DECEMBER 12, 2003, SOLICITING PROXIES FOR THE ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

(Continued and to be signed and dated on reverse side.)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may chose one of the two methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To  vote  using  the  Telephone  (within              To vote using the Internet
U.S. and Canada)

Call  toll  free  1-888-726-8033  in the              Go to the following web site:
United  States or  Canada  any time on a              WWW.COMPUTERSHARE.COM/US/PROXY
touch  tone   telephone.   There  is  NO
CHARGE to you for the call.                           Enter  the  information   requested  on
                                                      your  computer  screen  and  follow the
Enter   the   Holder    Account   Number              simple instructions.
(excluding  the  letter  "C") and  Proxy
Access Number located below.

Follow the simple recorded instructions.

Option 1:   To  vote  as  the  board  of
        directors   recommends   on  ALL
        proposals :  Press 1

When    asked, please confirm your vote by pressing "1".

Option 2: If you chose to vote on EACH proposal separately, press "0" and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER                    PROXY ACCESS NUMBER
                     -------------------                    -------------------

If you vote by telephone or Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m.
(CST), on January 7, 2004.
THANK YOU FOR VOTING

                         PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!
                         ANNUAL MEETING OF STOCKHOLDERS
                           IMMTECH INTERNATIONAL, INC.
                                 January 7, 2004
                  \|/ Please Detach and Mail in the Envelope Provided \|/ [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.


                             FOR          WITHHOLD
                           NOMINEES      AUTHORITY
Election of Directors       [    ]         [    ]    Nominees:   T. Stephen Thompson
                                                                 Cecilia Chan
                                                                 Harvey R. Colten, M.D.
                                                                 Judy Lau
                                                                 Levi H.K. Lee,    M.D.
                                                                 Eric. L. Sorkin
                                                                 Frederick W. Wackerle



To withhold authority to vote for an individual nominee, print the name of such nominee on the lines provided. -------------------------------------

--------------------------------------------------------------------------------



                                                             FOR   AGAINST   ABSTAIN

Proposal No. 1 - to approve up to a two-for-one  stock      [  ]    [  ]      [  ]
split of the Company's common stock;

Proposal  No.  2 - to  approve  amendments  to  and  a      [  ]    [  ]      [  ]
restatement   of   the   company's    certificate   of
incorporation  substantially  in the form  attached as
Appendix "A"  to the proxy  statement,  to effect  the
following,

a. increase the authorized common stock of the Company from 30 million shares to 100 million shares,

b. generally update the current certificate of incorporation, as amended, to reflect current Delaware law,

c. to incorporate into one document previously filed amendments to the certificate of incorporation, and

d. to file with the Delaware Secretary of State an amended and restated certificate of incorporation reflecting all of the above;

Proposal  No. 3 -  ratification  of  Deloitte & Touche      [  ]    [  ]      [  ]
   LLP as independent auditors.

Other  Matters  -  Discretionary  authority  is hereby
granted with respect to such other matters as may           [  ]    [  ]      [  ]
properly come before the meeting or any adjournment
or postponement thereof.


SIGNATURE(S): _____________________________________DATE:__________________

              _____________________________________

              _____________________________________


      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

                                   APPENDIX A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           IMMTECH INTERNATIONAL, INC.

      The following Amendment and Restatement of the Certificate of Incorporation of Immtech International, Inc. (the "Corporation") was adopted on January 7, 2004, in the manner indicated below.

      In accordance with Section 242(b) and Section 245 of the General Corporation Law of the State of Delaware, this Restated and Amended Certificate of Incorporation was declared advisable and adopted by the Board of Directors of the Corporation on November 4, 2003, and was approved by the consent of the stockholders of the Corporation at the annual meeting of the stockholders on January 7, 2004.

      The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 18, 1992.

      The Certificate of Incorporation, as amended, of Immtech International, Inc., is amended and restated as follows:

                                 ARTICLE FIRST

      The name of the Corporation is Immtech International, Inc.

                                 ARTICLE SECOND

      The name and address of the Corporation's registered office in the State of Delaware is Vanguard Corporate Services, Ltd. located at 15 East North Street, Dover, DE 19901, in the County of Kent, or such other name and address as the Board of Directors of the Corporation may from time to time select.

                                 ARTICLE THIRD

      The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOURTH

Section 1. Authorized Capital Stock. The total number of shares which the Corporation shall have the authority to issue shall be 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, $0.01 par value, and 5,000,000 shares shall be Preferred Stock, $0.01 par value.

                                   APPENDIX A


Section 2. Common Stock. The Board of Directors is hereby authorized to cause shares of Common Stock to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of the Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the Corporation to capital or capital surplus.

            Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock. Subject to any special voting rights of the holders of Preferred Stock fixed by or pursuant to the provisions of Section 3 of this Article Fourth, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.

            Unless otherwise required by the Act, the holders of shares of Common Stock shall not be entitled to vote on any amendments to or modifications of the rights and preferences of any class or series of shares of Preferred Stock of the Corporation.

            No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issues of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

            After the requirements with respect to preferential dividends on Preferred Stock (fixed by or pursuant to the provisions of Section 3 of this Article Fourth), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed by or pursuant to the provisions of Section 3 of this Article Fourth) and subject further to any other conditions which may be fixed by or pursuant to the provisions of Section 3 of this Article Fourth, then, but not otherwise, the holders of Common Stock shall be entitled to receive dividends, if any, as may be declared from time to time by the Board of Directors.

            After distribution in full of the preferential amount (fixed by or pursuant to the provisions of Section 3 of this Article Fourth), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each.

Section 3. Preferred Stock. Shares of Preferred Stock may be divided into and issued in such series, on such terms and for such consideration as may from time to time be determined by the Board of Directors of the Corporation. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of Preferred Stock shall be identical, except as to variations between different series in the relative rights and preferences as permitted or contemplated by the next succeeding sentence. Authority is hereby vested in the Board of Directors of the Corporation to establish out of shares of Preferred Stock

                                   APPENDIX A

which are authorized and unissued from time to time one or more series thereof and to fix and determine the following relative rights and preferences of shares of each such series:

      (a) the distinctive designation of, and the number of shares which shall constitute, the series and the "stated value" or "nominal value," if any, thereof;

      (b) the rate of dividend applicable to shares of such series;

      (c) the price at and the terms and conditions on which shares of such series may be redeemed;

      (d) the amount payable upon shares of such series in the event of the involuntary liquidation of the Corporation;

      (e) the amount payable upon shares of such series in the event of the voluntary liquidation of the Corporation;

      (f) sinking fund provisions for the redemption or purchase of shares of such series;

      (g) the terms and conditions on which shares of such series may be converted, if such shares are issued with the privilege of conversion;

      (h) the voting powers, if any, of the holders of shares of the series, which may, without limiting the generality of the foregoing, include (i) the right to one or less than one vote per share on any or all matters voted upon by the stockholders and (ii) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a failure to pay dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the Board of Directors may determine; provided, however, that in no event shall a share of Preferred Stock have more than one vote; and

      (i) any other such rights and preferences as are not inconsistent with the Delaware General Corporation Law.

            No holder of any share of any series of Preferred Stock shall be entitled to vote for the election of directors or in respect of any other matter except as may be required by the Delaware General Corporation Law, as amended, or as is permitted by the resolution or resolutions adopted by the Board of Directors authorizing the issue of such series of Preferred Stock.

            Except as required by the Act, amendments to or modifications of the rights and preferences of any series of Preferred Stock shall be approved by the vote of the shares of such series of Preferred Stock at a duly called meeting of such series or by the written consent of

                                   APPENDIX A

holders of such series of Preferred Stock holding a majority of the outstanding shares of such series.


Section 4. Other Provisions. (a) The relative powers, preferences, and rights of each series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Section 3 of this Article Fourth, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock or such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

      (b) Subject to the provisions of Subsection 1 of this Section 4, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

      (c) Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

      (d) No holder of any of the shares of any class or series of shares or securities convertible into such shares of any class or series of shares, or of options, warrants or other rights to purchase or acquire shares of any class or series of shares or of other securities of the Corporation shall have any preemptive right to purchase, acquire, subscribe for any unissued shares of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificate of indebtedness, debenture or other securities convertible into or exchangeable for shares of any class or series, or carrying any right to purchase or acquire shares of any class or series, but any such unissued shares, additional authorized issue of shares of any class or series of shares or securities convertible into or exchangeable for shares, or carrying any right to purchase or acquire shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

      (e) The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof or to reclassify the same and to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation or in any amendment hereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon stockholders in this Amended and Restated Certificate of Incorporation or any amendment thereto, are granted subject to this reservation.

                                   APPENDIX A

            Each share of Common Stock which was issued and outstanding before June 30, 1998 was converted into 0.645260 issued and outstanding share of Common Stock, and in lieu of any fractional shares created by the above-provided-for reverse stock split, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            Each share of series A preferred stock which was issued and outstanding before June 30, 1998 was reclassified into 0.645260 issued and outstanding share of Common Stock (after giving effect to the above-provided-for-reverse stock split), and in lieu of any fractional shares created by the above-provided-for reclassification, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            Each share of series A preferred stock which was authorized but not outstanding prior to June 30, 1998, was eliminated.

            Each share of series B preferred stock which was issued and outstanding before June 30, 1998, was reclassified into 0.770086 issued and outstanding share of Common Stock (after giving effect to the above-provided-for reverse stock split), and in lieu of any fractional shares created by the above-provided-for reclassification, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            Each share of Series B Preferred which was authorized but not outstanding prior to June 30, 1998, was eliminated.

            Each share of Common Stock which was issued and outstanding prior to February 2, 1999, was converted into 0.5 issued and outstanding share of Common Stock, and in lieu of any fractional shares created by the above-provided-for reverse stock split, the Corporation paid to the holders thereof the fair value of such fractional shares in cash. The above-provided-for reverse stock split did not change the total number of authorized shares of Common Stock or the par value of Common Stock.

            Each share of Common Stock which was issued and outstanding prior to January __, 2004, was converted into 2.0 issued and outstanding shares of Common Stock, and in lieu of any fractional shares created by the above-provided-for stock split, the Corporation paid to the holders thereof the fair value of such fractional shares in cash.

            After giving effect to the January __, 2004 stock split, the conversion price for the Series A Convertible Preferred Stock, $0.01 par value, was revised from $4.42 to $2.21 resulting in a revised conversion rate of 11.3122.

            After giving effect to the January __, 2004 stock split, the conversion price for the Series B Convertible Preferred Stock, $0.01 par value, was revised from $4.00 to $2.00 resulting in a revised conversion rate of 12.00.

            After giving effect to the January __, 2004 stock split, the conversion price for the Series C Convertible Preferred Stock, $0.01 par value, was revised from $4.42 to $2.21 resulting in a revised conversion rate of 11.3122.

                                   APPENDIX A

                                 ARTICLE FIFTH

      The board of directors of the Corporation shall consist of not more than seven members.

                                 ARTICLE SIXTH


            The Corporation is to have perpetual existence.

                                ARTICLE SEVENTH

            In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the bylaws of the Corporation.

                                 ARTICLE EIGHTH

            Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

                                 ARTICLE NINTH

            To the fullest extent permitted by the laws of the state of Delaware as the same exist or may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the laws of the state of Delaware are amended, after approval by the stockholders of this provision, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extend permitted by the laws of the state of Delaware, as so amended. Any repeal or modification of this Article NINTH by the stockholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.


                                 ARTICLE TENTH

                                   APPENDIX A

            This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of this Corporation), by reason of the fact that such person is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such act, suit or proceeding if the person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of this Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of this Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            This Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director or officer of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and a manner he reasonably believed to be in or not opposed to the best interests of this Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Any indemnification under this paragraph and paragraph (A) of this Article TENTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraph A and this paragraph B of Article TENTH. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

                                   APPENDIX A

            Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon the receipt of an invoice of the expenses and an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by the General Corporation Law of the State of Delaware. Expenses incurred by other persons may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

            In addition to the right of indemnification provided for in this article TENTH, this Corporation may, to the fullest and broadest extent permitted by applicable law, including, without limitation, the General Corporation Law of the State of Delaware as it may be amended from time to time, indemnify all other persons, including employees and agents of the Corporation or persons serving at the request of this Corporation as an employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, whom it may indemnify pursuant thereto.

            The right of indemnification provided by this Article TENTH shall apply as to action by any person in his or her official capacity and as to action in another capacity while holding such office and shall continue as a to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            The right of indemnification provided by this Article TENTH shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and the Corporation may provide additional indemnity and rights to its directors, officers, employees or agents in excess of the indemnification and advancement otherwise permitted by the General Corporation Law of the State of Delaware, and subject only to the limits created by applicable Delaware law with respect to actions for breach of duty to the corporation, its stockholders and others. The right of indemnification provided herein shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            The right of indemnification provided by this Article TENTH shall be deemed to be a contract between this Corporation and each director, officer, employee or agent of this Corporation who serves in such capacity, both as to action in his official capacity and as to action in another capacity while holding such office, at any time while this Article TENTH and the relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect, and repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

                                   APPENDIX A

            Notwithstanding any provision of this Article TENTH to the contrary, this Corporation may, but shall not be obligated to, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not this Corporation would have the power to indemnify him or her against such liability.

            For purposes of this Article TENTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article TENTH.

                                ARTICLE ELEVENTH

            The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

            IN WITNESS WHEREOF, the undersigned Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, who affirms, under penalties of perjury, that the facts stated herein are true and that this Amended and Restated Certificate of Incorporation was adopted by a majority of the stockholders in accordance with
Section 242(b) and Section 245.


                                       IMMTECH INTERNATIONAL, INC.
                                       By:
                                          ------------------------------
                                       Name:
                                       Title:
                                       Dated:

      This Amended and Restated Certificate of Incorporation is attested by the Secretary of the Corporation on this ___ day of _______________, 2004.

                                    Attest:


                                    -------------------------------------------
                                    Secretary

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER
                                       of
                           IMMTECH INTERNATIONAL, INC.

Membership

            The Audit Committee shall consist of three or more members of the Board of Directors of Immtech International, Inc., all of whom in the judgment of the Board of Directors shall be independent in accordance with the rules and regulations of the Securities and Exchange Commission and the American Stock Exchange listing standards. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an "audit committee financial expert" in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with the New York Stock Exchange listing standards.

Purpose

            The Audit Committee will assist the Board of Directors with the oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence and (d) the performance of the Company's internal audit function and the independent auditors.

Responsibilities:

1. Appoint the independent auditor for the purpose of preparing or issuing an audit report or to perform related work and set their compensation.

2. Pre-approve all audit and permitted non-audit services to be performed by the independent auditor.

3. Report the pre-approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

4. Review with the independent auditor the scope of the prospective audit, the estimated fees therefor and such other matters pertaining to such audit as the Audit Committee may deem appropriate.

5. Review and consider whether the provision by the independent auditor of any permitted non-audit services is compatible with maintaining their independence; review and approve the non-audit fees of the outside auditors; and review with them any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries, and any audit problems or difficulties and management's response.

                                   APPENDIX B


6.    Receive and review:


            (a) at least annually, a report by the independent auditor describing (i) the independent auditor's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) in an effort to assess the auditors' independence, all relationships between the auditors and the Company; and

            (b) all reports and other information that the independent auditor is required by law, rule or regulation to submit to the Audit Committee, including periodic reports on (1) all critical accounting policies and practices to be used by the Company, (2) all alternative treatments of financial information within generally accepted accounting principles in effect from time to time ("GAAP") that have been discussed with management, the ramification of the use of such alternative disclosures and treatment, and the treatment preferred by the independent auditors, and (3) other material written communications between the independent auditors and management of the Company.

7. Make or cause to be made, from time to time, examinations or reviews as the Audit Committee may deem advisable with respect to the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

8. Review with management and the public accounting firm selected as outside auditors for the Company the annual and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10-K/A or 10-Q with the Securities and Exchange Commission. Such review to include the items required by SAS 61, as amended, as in effect at that time in the case of the annual statements and SAS 71 as in effect at that time in the case of the quarterly statements. During such review, or otherwise, the Audit Committee shall work to resolve any disagreements between management and the outside auditors regarding financial reporting.

9. Review earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies and discuss Company policies with respect to risk assessment and risk management.

10. Receive from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the independent auditors.



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                                   APPENDIX B

11. Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Audit Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

12. Establish and maintain procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls or auditing matters and establish clear hiring policies for employees or former employees of the Company's outside auditor.

13. Obtain the advice and assistance, as appropriate, of independent counsel and other advisors or necessary to fulfill the responsibilities of the Audit Committee.

14. Report regularly to the Board of Directors as to the Audit Committee's accomplishments of its purposes and responsibilities.

15.   Conduct an annual performance evaluation of the Audit Committee.

Meetings

            The Audit Committee shall meet at least four times each year and at such other times as it deems necessary to fulfill its responsibilities. The Audit Committee shall meet regularly in executive session without management present. In addition, the Audit Committee shall periodically meet with management, internal auditors and outside auditors to oversee and review their respective performance.

Report

            The Audit Committee shall prepare a report each year concerning its compliance with this charter for inclusion in the Company's proxy statement relating to the election of directors.

Respectfully submitted,
The Audit Committee
November 6, 2003



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



                                   APPENDIX C

                         COMPENSATION COMMITTEE CHARTER
                                       of
                           IMMTECH INTERNATIONAL, INC.

Overview

            The Compensation Committee of the Board of Directors (the "Committee") is comprised solely of directors who are not current or former employees of Immtech, and each is independent as defined by existing American Stock Exchange, LLC ("AMEX") listing standards as well as in accordance with the proposed new AMEX listing standards. The Committee is responsible for establishing the compensation policies and evaluating the compensation programs for Immtech's executive officers and other key employees. The Committee may occasionally engage independent compensation consultants or research firms to assist them in this process. In carrying out its duties, the Committee pays particular attention to the state of Immtech as a development-stage company, and seeks to align compensation with achieving sustained growth and stockholder value, while at the same time attracting, motivating and retaining key executive management.

Compensation Philosophy

            Development-stage companies such as Immtech recognize the need to conserve and prioritize cash resources for ongoing product development and commercialization efforts, resulting in a compensation philosophy of low cash/high stock options. The compensation program for executive officers is designed to:

      -     Emphasize performance-based compensation.

      - Align stockholder and executive officers' interests by providing a significant portion of executive's compensation in Immtech stock.

      -     Attract and retain talented and productive employees.

            The principal elements of the compensation program include base salary, annual incentives (bonus), long-term incentives in the form of stock options and restricted stock grants. Immtech's philosophy is to position the aggregate of these elements at a level that is commensurate with Immtech's size and performance relative to peer development-stage pharmaceutical companies.

1. Base Salary. The Committee annually reviews and approves the base salaries of executive officers after considering individual performance, retention, the level of responsibility, the scope and complexity of the position and competitive practice. The Committee's philosophy is to maintain executive base salaries at competitive levels with companies at comparable stages of development in the Company's geographic area, which are sufficient to recruit and retain individuals possessing the skills and values necessary to achieve Immtech's vision and mission over the long term.




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

                                   APPENDIX C


2. Annual Incentive Awards. Bonuses may be awarded in the Committee's discretion for substantial achievement.

3. Stock Options. Stock options are a fundamental element in the total compensation program because they emphasize long-term Company performance as measured by creation of stockholder value and foster a community of interest between stockholders and employees. Stock options may be granted annually to executive officers and are based on the individual's responsibilities and performance, ability to impact financial or scientific performance and future potential. In making a stock option grant and vesting schedule, the Committee also considers its subjective assessment of Immtech's future prospects, an executive officer's current level of ownership in Immtech, the period during which an executive officer has been in a key position with the Company, individual performance and competitive practices within the comparative group of peer companies. All incentive stock option (ISO) grants are made at 100% of fair market value as at the date of grant.

4. Restricted Stock Grants. The Committee may award restricted stock grants at its discretion. In making such grants, the Committee will use the same criteria as it uses in determining stock option grants.

5. Compensation of the Chief Executive Officer. The Chief Executive Officer's ("CEO") compensation is comprised of base salary, a potential bonus and long-term incentives as described above. The CEO's total compensation is keyed to: improvement of the Company's financial condition, scientific attainment and product development, all relative to early-stage, high-growth companies.

            In carrying out its duties, the Committee makes all reasonable attempts to satisfy the conditions to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended, unless the Committee determines that such compliance in given circumstances would not be in the best interests of the Company and its stockholders.

Conclusion

            Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides incentives to attain financial performance and is aligned with stockholders' interests.

Respectfully submitted,
The Compensation Committee
November 6, 2003



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



                                   APPENDIX D

                          NOMINATING COMMITTEE CHARTER
                                       of
                           IMMTECH INTERNATIONAL, INC.

            The Nominating Committee's responsibilities and powers as delegated by the board of directors are set forth in this charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

Purpose

            As set forth herein, the Committee shall, among other things, discharge the responsibilities of the board of directors relating to the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members, committee composition and structure, board assessment and related party and conflicts oversight.

Membership

            The Committee shall consist of at least three members of the board of directors as determined from time to time by the board. Each member shall be "independent" in accordance with the listing standards of the American Stock Exchange, as amended from time to time.

            The board of directors shall elect the members of this Committee at the first board meeting practicable following the annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the board of directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

            A Committee member may resign by delivering his or her written resignation to the chairman of the board of directors, or may be removed by majority vote of the board of directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

Meetings and Committee Action

            The Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairman of the Committee upon such notice as is provided for in the bylaws of the company with respect to meetings of the board of directors. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the board of directors.

            The chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

Duties and Responsibilities

            The Committee's duties and responsibilities include:

            - Monitoring and making recommendations regarding committee functions, contributions and composition.

            - Developing the criteria and qualifications for membership on the board.

            - Developing programs for the continuing education of all directors and for the orientation of new directors.

            - Reviewing and making recommendations to the board of directors regarding director compensation.

            - Establishing and periodically reviewing director retirement policies and making recommendations to the board of directors, regarding these policies.

            - Reviewing and making recommendations to the board of directors regarding the appropriate level of director and officer liability insurance and evaluating the appropriateness of providing indemnity to the Company's officers, directors or agents on a case-by-case basis, including the appropriateness of advancing fees and expenses.

            - Considering all questions regarding a conflict of interest involving any board members, the company, its subsidiaries or their respective officers.

            - Creating a format to review each of the directors; conducting the reviews annually in accordance with the format; and distributing the reviews results to all board members for their review and consideration.

            -     Evaluating, on an annual basis, the Committee's performance.

            - Making recommendations to the board on methods for enhancing services to, and improving communications and relations with, the Company's stockholders.

Powers and Authority

            Subject to such specific constraints as may be imposed by the board of directors, the board of directors delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

                                   APPENDIX D
            - Recruiting, reviewing and nominating candidates for election to the board of directors or to fill vacancies on the board of directors.

            - Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

            -     Administering any director compensation plans.

            - Retaining and terminating any professionals (such as search firms, attorneys and compensation professionals) to assist in evaluating, designing and documenting of director compensation, including sole authority to approve the professional's fees and other retention terms.

            - Establishing subcommittees for the purpose of evaluating special or unique matters.

Reporting

            The Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the company's proxy statement.



Respectfully submitted,
The Nominating Committee
November 6, 2003